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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


To the Board of Directors
GeneScreen, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                 /s/ KPMG LLP
                                 -----------------------
                                 KPMG

Princeton, New Jersey

February 14, 2002